Noncontrolling Interests [Text Block] (Tables)	12 Months Ended
Mar. 31, 2015
Effect on MUFG's Shareholders' Equity from Changes in Ownership of Subsidiaries [Table Text Block]

	2013	2014	2015
	(in millions)
Net income attributable to Mitsubishi UFJ Financial Group	¥1,069,124	¥1,015,393	¥1,531,127
Transactions between Mitsubishi UFJ Financial Group and the noncontrolling interest shareholders:
Purchase of shares of Mitsubishi UFJ Merrill Lynch PB Securities Co., Ltd. from noncontrolling interest shareholders (Note 2)	(30,655)	—	—
Reorganization of Mitsubishi UFJ Morgan Stanley PB Securities Co., Ltd. (Note 2)	—	13,839	—
Integration of BTMU’s Bangkok Branch with Krungsri (Note 2)	—	—	(15,269)
Other	(412)	204	484

Net transfers from (to) the noncontrolling interest shareholders	(31,067)	14,043	(14,785)

Change from net income attributable to Mitsubishi UFJ Financial Group and transactions between Mitsubishi UFJ Financial Group and the noncontrolling interest shareholders	¥1,038,057	¥1,029,436	¥1,516,342